UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 15, 2007


                           Psychiatric Solutions, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


        Delaware                        0-20488                 23-2491707
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
    of Incorporation)                                        Identification No.)


          6640 Carothers Parkway, Suite 500, Franklin, Tennessee 37067
                    (Address of Principal Executive Offices)

                                 (615) 312-5700
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02       Results of Operations and Financial Condition.

On February 15, 2007, Psychiatric Solutions, Inc. (the "Company") issued a press release announcing, among other things, the Company's operating results for the fourth quarter and year ended December 31, 2006. The press release is furnished herewith as Exhibit 99 hereto and is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(d)     Exhibits.

99      Press Release of Psychiatric Solutions, Inc., dated February 15, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PSYCHIATRIC SOLUTIONS, INC.

Date: February 15, 2007                 By:/s/ Brent Turner
                                           -----------------------------------
                                           Brent Turner
                                           Executive Vice President, Finance and
                                           Administration and Secretary

                                INDEX TO EXHIBITS

Exhibit Number          Description of Exhibits
--------------          --------------------------------------------------------
     99                 Press Release of Psychiatric Solutions, Inc., dated
                        February 15, 2007.